Exhibit 3.1
ARTICLES OF INCORPORATION

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz

                                                                 Document Number
                                                                  20100105284-73
                                                            Filing Date and Time
                                                                      02/03/2010
                                                                   Entity Number
                                                                   E0044372010-1

                                                          Filed in the office of
                                                                 /s/ Ross Miller
                                                                     Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            GURU HEALTH INC.

2. Resident Agent Name &
   Street Address:                 Nevada Commercial Registered Agents LC.
                                   4231 Dant Blvd
                                   Reno, NV, 89509

3. Shares:                         Number of Shares with par value: 75,000,000
                                   Par value: $.001
                                   Number of Shares without par value:

4. Name & Address of Board
   Of Directors/Trustees:          Vanessa Gillis
                                   #10-1019 17th Ave SW
                                   Calgary Alberta T2T 0A7
                                   Canada

                                   Jessica Bradshaw
                                   23 Edgeland Rise
                                   Calgary Alberta
                                   Canada

5. Purpose:                        All lawful business

6. Name, Address & Signature
   Of Incorporator:                Mark Williams, A.V.P.      /s/ Mark Williams
                                   8040 Excelsior Drive
                                   Suite 200
                                   Madison Wi 53717

7. Certificate of Acceptance       I hereby accept appointment as Resident Agent
   of Appointment of Resident      for the above named corporation.
   Agent:

                                   /s/ Mark Williams /Sec/CSR        03-02-2010
                                   Authorized Signature of R.A.         Date